UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-10467
Causeway Capital Management Trust
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-866-947-7000
Date of fiscal year end: September 30
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
Table of Contents

Letter to Shareholders	2

Schedule of Investments	6

Sector Diversification	13

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	20

Disclosure of Fund Expenses	28

Letter to Shareholders
For the six months ended March 31, 2011, the Causeway Emerging Markets Fund Institutional Class returned 14.45% and the Investor Class returned 14.44%, compared to the MSCI Emerging Markets Index (“EM Index”) return of 9.61% for the same period.
Performance Review
The emerging markets equity asset class continued its upward move, following strong performance from 2009 to the earlier part of 2010. Continued signs of a global economic recovery and a stable global financial system led investors to remain positive on the asset class. Nevertheless, significant risks to the emerging markets remain, including over-tightening of monetary policy by emerging market central banks, as well as risks originating from outside of the emerging markets, such as Europe’s sovereign debt issues and political instability in the Middle East.
We use a quantitative investment process to select stocks for the Fund, assessing a combination of bottom-up and top-down criteria or “factors.” The bottom-up factors we consider include a company’s valuation multiples, earnings growth data, and stock price momentum. Our top-down review considers a company’s country, sector, and macroeconomic information. Each company is ranked by factor, and the rankings are combined to arrive at the model portfolio. We assess the relative performance of each factor in our quantitative model by comparing the performance of the top-ranked companies to the bottom-ranked companies for that particular factor. During the six-month fiscal period, the Fund’s exposure to our bottom-up factors contributed to relative performance. In this group, our earnings growth factors had strong relative performance, followed by our value factors. Only our technical factors contributed negatively to relative performance. Our top down factors, which have a smaller weight in the model, negatively contributed to relative performance. All three top-down factor groups had relative negative performance, with our macroeconomic factors performing the poorest, followed by our sector factors and our country factors.
At the industry group level, stock selection in capital goods, materials, and utilities contributed the most to performance relative to the EM Index. Negative contributors to relative performance included stock selection in the food & staples retailing, transportation, and software & services industry groups. From a country perspective, stock selection in Brazil, South Korea, and Poland contributed to performance compared to the EM Index. Detractors from relative performance included South Africa, Thailand and Argentina.
From an individual stock selection perspective, the largest individual contributor to active return was KGHM Polska Miedz SA, a Polish copper and silver company. The stock did well due to the strength in commodity prices. Additional notable contributors to relative return included diesel engine manufacturing company, China Yuchai International Ltd. (China), shipbuilder, Hyundai Heavy Industries Co. Ltd. (South Korea), oil and gas exploration and production company, Lukoil OAO (Russia), and petrochemical company, Honam Petrochemical Corp. (South Korea). The largest single
Causeway Emerging Markets Fund

detractor from relative performance during the period was Hansol Paper Co. (South Korea). The stock experienced a selloff as significant competition in the writing paper market lowered profit expectations. Other notable detractors to active return compared to the EM Index included construction and engineering holding company, Aveng Ltd. (South Africa), telecommunications company, China Mobile Ltd. (China), oil and natural gas exploration and production company, Oil and Natural Gas Corp. Ltd. (India), and laptop manufacturer Compal Electronics Inc. (Taiwan).
Significant Portfolio Changes
The top five purchases during the fiscal six-month period were: Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), South African integrated oil and natural gas company, Sasol Ltd (South Africa), steel manufacturing company, Dongkuk Steel Mill Co. Ltd. (South Korea), oil and natural gas exploration and production company, Petroleo Brasileiro SA (Brazil), and integrated circuits and related electronic products manufacturer, United Microelectronics Corp. (Taiwan). The top five sales during the period were: cigarette manufacturing company, Souza Cruz SA (Brazil), automobile retailing company, PT Astra International Tbk (Indonesia), apparel manufacturing company, Bosideng International Holdings Limited (China), petrochemical manufacturing company, Honam Petrochemical Corp. (South Korea), and Yangzijiang Shipbuilding Holdings Ltd. (China).
Investment Outlook
Emerging markets posted strong growth rates for calendar 2010, although the forecast is for slower growth in 2011. China’s gross domestic product (“GDP”) growth rate was 10.3% year-over-year (y/y) in 2010 and a robust 9.8% y/y in the fourth quarter, only marginally slower than the previous quarter. The forecast for this year is for a moderate slowdown to 9.2%. Taiwan’s GDP boomed last year: the country grew 10.5%, largely due to a surge in exports to China. This year’s forecast is for a much more muted 4.6% growth. Korea also grew at an above trend GDP growth rate of 6.2% in 2010, significantly higher than the 4.1% expected this year. However, economists predict that some of the high growth Asian economies will be able to sustain recent momentum. Indian authorities believe that the country will grow in excess of 8.5% per annum for the next five years. India grew 8.65% y/y last year and only a slight slowdown to 8.2% is expected by market analysts this year. Latin American economies also posted impressive growth in 2010. Brazil’s GDP increased 7.5% last year, a pace that was above trend. Growth did slow to 5% y/y in the fourth quarter and is expected to come in at 4.7% this year. Within the emerging markets, EEMEA (Eastern Europe, Middle East, Africa) remains the slowest growth region. Russia’s GDP came in at 4% in 2010, rebounding from a fall of 7.8% in 2009. Interestingly, Russia is one of the few emerging market economies that market analysts expect to experience more robust growth in 2011 (the forecast is 4.3%), as the economy benefits from high oil prices.
Inflation remains a concern for most emerging markets central banks, which as a group continue to maintain a bias towards more restrictive monetary policy. The increase in commodity prices is especially troubling for most of these economies, as they are net importers of commodities. In order to combat inflation, the Chinese central bank raised the one-year lending rate and deposit rate to 6.06% and 3% respectively in February 2011, after raising them twice in the calendar fourth quarter
Causeway Emerging Markets Fund

of 2010. It also raised bank reserve requirements, having raised them six times in 2010. The Reserve Bank of India raised interest rates in January by 25 basis points, bringing the total increase in interest rates to 150 basis points since March 2010. The Brazilian central bank increased interest rates by 50 basis points in March to 11.75%. The latest inflation reading came in at 6% y/y in February, well ahead of the bank’s 4.5% target. Even Russia increased interest rates, for the first time since the global financial crisis in 2008. The central bank increased all of its interest rates by 25 basis points and tightened reserve requirements for domestic and foreign lenders by 50 basis points.
Despite the implementation of capital controls by a number of economies, most free floating emerging market currencies appreciated versus the dollar during the past six months, as investors increased their appetite for risk. The unfortunate reality is that some of these currencies offer such attractive rates of interest that mild capital controls are unable to prevent appreciation. Investors’ lack of concern about risks to the financial markets was confirmed by other measures of risk aversion. The CBOE Market Volatility Index (VIX), which measures the implied volatility of S&P 500 Index options, decreased during the period, beginning near 24 and ending at slightly less than 18. It did take a significant detour, however, in response to the crisis in Japan, closing at nearly 30 in mid-March. Nevertheless, investors are unwilling to pay a premium for the downside protection offered by puts on the S&P 500 Index. Similarly, the Emerging Markets Bond Index (EMBI) yield spread over US Treasury securities decreased slightly during the period, from 305 to 299. Emerging markets bond investors are signaling that they do not feel that the sources of risk in global financial markets are significant enough to warrant much of a yield premium to compensate them for holding risky emerging market debt.
Currently, developed and emerging markets appear equally attractive to us. Accommodative monetary policy in most of the developed world creates plentiful global liquidity, a tailwind for emerging markets. Yet risk aversion still appears muted, as indicated by the low levels of the VIX and the EMBI spread. This is a bearish signal for emerging markets going forward. As these measures go lower, the probability that they will revert and move higher increases, in which case risky assets such as emerging markets would likely underperform.
With respect to stock selection within emerging markets, our value factors are the most important in our model. Value had positive relative performance during the last six months and we expect it to continue to contribute to active return, although the opportunity set for value investing, defined as the difference in valuation multiples between cheap and expensive stocks, is historically low. In addition to our value factors, we also continue to emphasize our earnings growth factors, which had good performance over the past six months. We believe that these factors will do well in the current environment of slowing earnings growth. In such circumstances, investors typically seek out companies that have strong growth prospects. (Our quantitative process allows us to incorporate both value and growth factors in our securities analysis.) Lastly, we have a modest positive exposure to our quality factors. As we have stated, investors appear to be complacent about risk, so a negative exogenous event such as renewed fears about a European sovereign debt crisis or increased instability in the Middle East could have a significant impact on financial markets. Adding quality to the Fund is a way to help protect against such events.
Causeway Emerging Markets Fund

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager
The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.
As of 3/31/11, average annual total returns for the Institutional Class were 26.57% (one year), 5.20% (three year), and 8.89% (since inception), and for the Investor Class were 26.47% (one year), 5.09% (three year), and 8.85% (since inception). Inception was 3/30/07.
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares have a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares have no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).
Causeway Emerging Markets Fund

Schedule of Investments (000)*
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Common Stock

Argentina — 0.3%
Telecom Argentina SA ADR	5,400	$134

Brazil — 11.6%
Banco Bradesco SA ADR	18,738	322
Banco do Brasil SA	36,100	651
Centrais Eletricas Brasileiras SA	9,500	144
Cia de Bebidas das Americas ADR	10,500	297
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,200	717
Cia de Saneamento de Minas Gerais	12,600	211
Itau Unibanco Banco Multiplo SA ADR	8,000	192
Light SA	10,200	177
Petroleo Brasileiro SA ADR	15,500	627
Petroleo Brasileiro SPON SA ADR	15,700	558
Tele Norte Leste Participacoes SA ADR	28,700	503
Tim Participacoes SA ADR	10,700	467
Vale SA, Class B ADR	23,600	787
Vivo Participacoes SA ADR	9,900	400

		6,053

Chile — 0.9%
Centros Comerciales Sudamericanos SA	26,296	189
E.CL SA	67,421	172
Enersis SA ADR	5,400	112

		473

China — 15.2%
Agricultural Bank of China Ltd., Class H	1,093,000	619
Bank of China Ltd., Class H	1,522,000	846
China Communications Construction Co. Ltd., Class H	555,000	529
China Construction Bank Corp., Class H	1,027,000	961
China Minsheng Banking Corp. Ltd., Class H	118,000	109
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (CONTINUED)
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)
China Mobile Ltd. ADR	23,200	$1,073
China Petroleum & Chemical Corp. ADR	10,300	1,036
China Railway Construction Corp. Ltd., Class H	146,500	152
China Yuchai International Ltd. ADR	17,300	507
CNOOC Ltd. ADR	1,300	329
FerroChina Ltd.[1,2,3]	258,000	—
Great Wall Motor Co. Ltd., Class H	167,500	309
Huaneng Power International Inc., Class H	114,000	67
Industrial & Commercial Bank of China, Class H	369,000	306
Jiangxi Copper Co. Ltd., Class H	89,000	297
PetroChina Co. Ltd. ADR	2,400	365
WuXi PharmaTech Cayman Inc. ADR[1]	12,300	190
Zhejiang Expressway Co. Ltd., Class H	224,000	204

		7,899

Hong Kong — 2.4%
Lonking Holdings Ltd.	435,000	307
Kingboard Chemical Holdings Ltd.	55,500	292
Renhe Commercial Holdings Co. Ltd.	1,592,00	297
Shenzhen Investment Ltd.	712,000	237
Soho China Ltd.	137,500	118

		1,251

India — 4.8%
Bank of India	31,119	332
Hindalco Industries Ltd.	150,999	709
IDBI Bank Ltd.	152,283	487
Oil & Natural Gas Corp. Ltd.	46,528	305
Tata Consultancy Services Ltd.	12,433	330
Tata Motors Ltd.	12,957	363

		2,526

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (CONTINUED)
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Indonesia — 1.5%
Indofood CBP Sukses Makmur[1]	359,000	$219
Kalbe Farma	1,487,500	580

		799

Malaysia — 3.6%
Affin Holdings Bhd	214,700	248
Axiata Group Bhd[1]	370,900	587
IOI Corp. Bhd	105,400	200
Kuala Lumpur Kepong Bhd	46,500	326
Sime Darby Bhd	99,100	302
UMW Holdings Bhd	87,300	213

		1,876

Mexico — 2.9%
Alfa SAB de CV, Class A	28,500	369
America Movil SAB de CV, Class L ADR	5,095	296
Embotelladoras Arca SAB de CV	45,200	262
Grupo Mexico SAB de CV, Class B	150,594	565

		1,492

Poland — 3.3%
KGHM Polska Miedz SA	16,547	1,051
Polski Koncern Naftowy Orlen SA	22,537	418
Tauron Polska Energia SA	110,467	244

		1,713

Russia — 7.5%
Gazprom OAO	33,594	261
Gazprom OAO ADR	53,927	1,746
LUKOIL OAO ADR	19,475	1,394
NovaTek GDR	1,312	182
Tatneft ADR	7,800	345

		3,928

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (CONTINUED)
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — 6.9%
Aveng Ltd.	90,163	$475
British American Tobacco PLC	1,090	44
Discovery Holdings Ltd.	27,000	152
Growthpoint Properties Ltd.	149,760	383
Imperial Holdings Ltd.	14,766	249
Kumba Iron Ore Ltd.	2,200	155
Liberty Holdings Ltd.	9,847	104
MMI Holdings Ltd.	168,988	415
Redefine Properties Ltd.	172,843	192
Sanlam Ltd.	163,739	668
Sasol Ltd. ADR	12,900	748

		3,585

South Korea — 14.1%
Daegu Bank Ltd.	13,840	227
Daishin Securities Co. Ltd.	27,170	365
Dongkuk Steel Mill Co. Ltd.	17,100	615
Hana Financial Group Inc.	10,930	473
Hansol Paper Co.	35,110	275
Honam Petrochemical Corp.	778	275
Hyundai Heavy Industries Co. Ltd.	1,872	884
KH Vatec Co. Ltd.	4,860	83
Kolon Industries Inc.	3,000	201
Korean Reinsurance Co.	6,380	75
KT&G Corp.	3,792	197
LG Display Co. Ltd. ADR	12,100	191
Meritz Fire & Marine Insurance Co. Ltd.[3]	28,240	279
Poongsan Corp.	11,183	472
Samsung Electronics Co. Ltd.	1,810	1,537
Simm Tech Co. Ltd.	16,824	216
SK Telecom Co. Ltd. ADR	22,400	421
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (CONTINUED)
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)
Sungwoo Hitech Co. Ltd.	15,838	$292
Woori Finance Holdings Co. Ltd.	21,440	284

		7,362

Taiwan — 12.0%
Ability Enterprise Co. Ltd.	123,000	182
China Development Financial Holding Corp.	642,000	258
China Petrochemical Development Corp.	156,000	198
Compal Electronics Inc.	380,316	378
Coretronic Corp.	120,000	194
Farglory Land Development Co. Ltd.	75,000	160
Fubon Financial Holding Co. Ltd.	402,000	533
Gigabyte Technology Co. Ltd.	313,000	302
Grand Pacific Petrochemical	344,000	212
Highwealth Construction Corp.	126,000	264
HTC Corp.	14,000	547
Huaku Development Co. Ltd.	58,000	162
Hung Sheng Construction Co. Ltd.	217,000	121
Inventec Co. Ltd.	150	—
Lite-On Technology Corp.	162,529	200
Quanta Computer Inc.	73,060	138
Radiant Opto-Electronics Corp.	195,000	469
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	105,502	1,285
United Microelectronics Corp. ADR	175,400	479
Wistron Corp.	101,600	161

		6,243

Thailand — 3.4%
Advanced Info Service	170,000	506
Bangkok Bank	30,900	176
Charoen Pokphand Foods PCL	625,700	533
Esso Thailand	542,500	196
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (CONTINUED)
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Thailand — (continued)
Thanachart Capital	177,600	$191
TPI Polene	363,200	144

		1,746

Turkey — 2.4%
GSD Holding[1]	274,365	174
Tupras Turkiye Petrol Rafinerileri AS	20,016	587
Turk Traktor ve Ziraat Makineleri AS	5,953	128
Turkiye Sise ve Cam Fabrikalari AS1	163,643	370

		1,259

Total Common Stock (Cost $41,414) — 92.8%		48,339

Preferred Stock
Brazil — 2.0%
Cia de Transmissao de Energia Eletrica Paulista	3,200	103
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	24,929	552
Marcopolo SA	48,000	200
Suzano Papel e Celulose SA	21,900	204

		1,059

South Korea — 1.7%
Hyundai Motor Co.	10,758	699
LG Chemical Ltd.	1,396	208

		907

Total Preferred Stock (Cost $1,600) — 3.7%		1,966

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (CONCLUDED)
March 31, 2011 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Short-Term Investment
Dreyfus Cash Management, Institutional Class, 0.110% **	405,322	$405

Total Short-Term Investment (Cost $405) — 0.8%		405

Total Investments — 97.3% (Cost $43,419)		50,710

Other Assets in Excess of Liabilities — 2.7%		1,383

Net Assets — 100.0%		$52,093

*	Except for share data.

**	The rate reported is the 7-day effective yield as of March 31, 2011.

1	Non-income producing security.

2	Security is fair valued at zero due to company’s insolvency.

3	Securities considered illiquid. The total market value of such securities as of March 31, 2011 was $279 and represented 0.5% of net assets.
ADR      American Depositary Receipt
GDR      Global Depositary Receipt
Amounts designated as “—” are $0, or are rounded to $0.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Sector Diversification
As of March 31, 2011, the sector diversification was as follows (Unaudited):

	Common	Preferred	% of
Causeway Emerging Markets Fund	Stock	Stock	Net Assets

Financials	21.8%	0.0%	21.8%
Energy	17.5	0.0	17.5
Information Technology	13.4	0.0	13.4
Materials	11.4	0.8	12.2
Telecommunication Services	8.4	0.0	8.4
Industrials	8.1	0.4	8.5
Consumer Staples	4.4	0.0	4.4
Utilities	3.5	1.2	4.7
Consumer Discretionary	2.8	1.3	4.1
Health Care	1.5	0.0	1.5

Total	92.8	3.7	96.5
Short-Term Investment			0.8

Other Assets in Excess of Liabilities			2.7

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Statement of Assets and Liabilities (000)*(Unaudited)

Causeway
Emerging
Markets Fund
3/31/11
Assets:
Investments at Value (Cost $43,419)	$50,710
Receivable for Investment Securities Sold	4,997
Foreign Currency (Cost $1,134)	1,138
Receivable for Fund Shares Sold	491
Receivable for Dividends and Interest	179
Prepaid Expenses	20
Receivable for Tax Reclaims	1

Total Assets	57,536

Liabilities:
Payable for Investment Securities Purchased	5,285
Accumulated Foreign Capital Gains Tax on Appreciated Securities	56
Payable due to Adviser	33
Payable for Fund Shares Redeemed	8
Payable due to Administrator	3
Payable for Shareholder Service Fees — Investor Class	2
Payable for Trustees’ Fees	2
Other Accrued Expenses	54

Total Liabilities	5,443

Net Assets	$52,093

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$53,791
Distributions in Excess of Net Investment Income	(251)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(8,686)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(56)
Net Unrealized Appreciation on Investments	7,291
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	4

Net Assets	$52,093

Net Asset Value Per Share (based on net assets of $26,272,598 ÷ 2,118,367 shares) — Institutional Class	$12.40

Net Asset Value Per Share (based on net assets of $25,820,141 ÷ 2,067,762 shares) — Investor Class	$12.49

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Statement of Operations (000) (Unaudited)

Causeway
Emerging
Markets Fund
10/01/10 to
3/31/11
Investment Income:
Dividend Income (net of foreign taxes withheld of $21)	$321

Total Investment Income	321

Expenses:
Investment Advisory Fees	197
Custodian Fees	27
Transfer Agent Fees	27
Professional Fees	21
Shareholder Service Fees — Investor Class	16
Registration Fees	13
Administration Fees	11
Printing Fees	8
Trustees’ Fees	3
Other Fees	14

Total Expenses	337
Less:
Waiver of Investment Advisory Fees	(55)

Net Expenses	282

Net Investment Income	39

Net Realized and Unrealized Gain (L0ss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	1,686
Net Realized Loss from Foreign Currency Transactions	(49)
Net Change in Unrealized Appreciation on Investments	3,274
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	1
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	4,911

Net Increase in Net Assets Resulting from Operations	$4,950

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Statement of Changes in Net Assets (000)

	Causeway Emerging Markets Fund
	10/01/10 to	10/01/09 to
	3/31/11	9/30/10
	(Unaudited)	(Audited)
Operations:
Net Investment Income	$39	$508
Net Realized Gain from Security Transactions	1,686	3,474
Net Realized Loss from Foreign Currency Transactions	(49)	(43)
Net Change in Unrealized Appreciation on Investments	3,274	2,706
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	1	9
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1)	(10)

Net Increase in Net Assets Resulting from Operations	4,950	6,644

Dividends and Distributions to Shareholders:
Dividends from Net Investment Income:
Institutional Class	(476)	(609)
Investor Class	(256)	(159)

Total Dividends from Net Investment Income	(732)	(768)

Net Increase/(Decrease) in Net Assets Derived from Capital Share Transactions(1)	17,517	(9,320)
Redemption Fees(2)	8	2

Total Increase (Decrease) in Net Assets	21,743	(3,442)

Net Assets:
Beginning of Period	30,350	33,792

End of Period	$52,093	$30,350

(Distributions in Excess of)/Undistributed Net Investment Income	$(251)	$442

(1)	See Note 7 in the Notes to Financial Statements.

(2)	See Note 2 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

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Financial Highlights
For the six months ended March 31, 2011 (Unaudited) and the year or period ended September 30, For a Share Outstanding Throughout the Periods

			Net Realized
			and
	Net Asset		Unrealized		Dividends	Distributions	Total
	Value,	Net	Gain	Total	from Net	from	Dividends
	Beginning	Investment	(Loss) on	from	Investment	Capital	and	Redemption
	of Period ($)	Income ($)	Investments ($)	Operations ($)	Income ($)	Gains ($)	Distributions ($)	Fees ($)

Causeway Emerging Markets Fund†
Institutional Class
2011(2)	11.07	0.01	1.58	1.59	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—
2008	13.26	0.31	(5.00)	(4.69)	(0.21)	(0.40)	(0.61)	—
2007(1)	10.00	0.08	3.18	3.26	—	—	—	—
Investor Class
2011(2)	11.14	0.01	1.59	1.60	(0.25)	—	(0.25)	—
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—
2008	13.29	0.22	(4.94)	(4.72)	(0.20)	(0.40)	(0.60)	—
2007(1)	10.00	0.06	3.23	3.29	—	—	—	—

(1)	Commenced operations on March 30, 2007.

(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

†	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

				Ratio of
				Expenses	Ratio
				to Average	of Net
		Net Assets	Ratio of	Net	Investment
Net Asset		End of	Expenses to	Assets	Income (Loss)	Portfolio
Value, End	Total	Period	Average Net	(Excluding	to Average	Turnover
of Period ($)	Return (%)	($000)	Assets (%)	Waivers) (%)	Net Assets (%)	Rate (%)

12.40	14.45	26,273	1.35	1.64	0.08	46
11.07	24.59	21,600	1.35	1.96	1.75	83
9.15	18.25	29,754	1.35	1.88	2.46	92
7.96	(37.10)	28,851	1.35	1.56	2.69	100
13.26	32.60	22,376	1.35	3.24	1.44	77

12.49	14.44	25,820	1.55	1.82	(0.03)	46
11.14	24.49	8,750	1.46	2.11	1.96	83
9.21	18.15	4,038	1.45	1.98	2.61	92
7.97	(37.22)	3,325	1.60	1.82	1.79	100
13.29	32.90	4,517	1.58	3.16	1.02	77
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
1. Organization
Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.
Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2011:

Investments in	Level 1	Level 2†	Level 3	Total
Securities	(000)	(000)	(000)	(000)

Common Stock
Argentina	$134	$—	$—	$134
Brazil	6,053	—	—	6,053
Chile	473	—	—	473
China	2,848	5,051	—	7,899
Hong Kong	652	599	—	1,251
India	50	2,476	—	2,526
Indonesia	—	799	—	799
Malaysia	—	1,876	—	1,876
Mexico	1,492	—	—	1,492
Poland	—	1,713	—	1,713
Russia	—	3,928	—	3,928
South Africa	748	2,837	—	3,585
South Korea	612	6,750	—	7,362
Taiwan	1,764	4,479	—	6,243
Thailand	—	1,746	—	1,746
Turkey	—	1,259	—	1,259

Total Common Stock	$14,826	$33,513	$—	$48,339
Preferred Stock
Brazil	$1,059	$—	$—	$1,059
South Korea	—	907	—	907

Total Preferred Stock	$1,059	$907	$—	$1,966
Short-Term Investment United States	$405	$—	$—	$405

Total Investments in Securities	$16,290	$34,420	$—	$50,710

†	Represents securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading, and other fair valued securities.
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
For the six months ended March 31, 2011, there were no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the six months ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars on the following basis:
(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and
(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Foreign Currency Exchange Contracts — When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.
Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.
Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee — The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the six months ended March 31, 2011, the Institutional Class and Investor Class retained $15 and $8,113 in redemption fees, respectively.
3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2012 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2011, the Adviser waived $55,453.
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $30,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).
The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2011, the Investor Class paid 0.20% of average daily net assets under this plan.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.
As of March 31, 2011, approximately $0.2 million of net assets were held by affiliated investors.
4. Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2011, for the Fund were as follows:

Purchases	Sales
(000)	(000)

$33,045	$17,745

5. Risks of Foreign Investing
Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
6. Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2011, non-U.S. taxes paid on realized gains were $5,343 and non-U.S. taxes accrued on unrealized gains were $55,938.
The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2010 (000):

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$190	$(190)

These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the fiscal years ended September 30, 2010, and September 30, 2009 were as follows (000):

	Ordinary	Long-Term
	Income	Capital Gain	Total

2010	$768	$—	$768
2009	591	—	591

As of September 30, 2010, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$678
Capital Loss Carryforwards	(9,974)
Unrealized Appreciation	3,408
Post-October Capital Losses	—
Post-October Currency Losses	(28)

Total Accumulated Losses	$(5,916)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.
Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2010 (000):

Expiring in Fiscal Year	Amount

2017	$2,906
2018	7,068

Total capital loss carryforwards	$9,974

At March 31, 2011, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

			Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$43,419	$8,663	$(1,372)	$7,291

7. Capital Shares Issued and Redeemed (000)

	Six Months Ended		Year Ended
	March 31, 2011 (Unaudited)		September 30, 2010 (Audited)
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	280	$3,352	45	$429
Shares Issued in Reinvestment of Dividends and Distributions	39	462	62	595
Shares Redeemed	(153)	(1,785)	(1,408)	(13,941)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	166	2,029	(1,301)	(12,917)

Investor Class:
Shares Sold	1,566	18,829	583	5,888
Shares Issued in Reinvestment of Dividends and Distributions	21	252	17	156
Shares Redeemed	(305)	(3,593)	(253)	(2,447)

Increase in Shares Outstanding Derived from Investor Class Transactions	1,282	15,488	347	3,597

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	1,448	$17,517	(954)	$(9,320)

Causeway Emerging Markets Fund

Notes to Financial Statements (Unaudited)
(continued)
8. Significant Shareholder Concentration
As of March 31, 2011, one of the Fund’s shareholders owned 42% of net assets of the Institutional Class.
9. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.
Causeway Emerging Markets Fund

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.
Causeway Emerging Markets Fund

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	10/1/10	3/31/11	Ratios	Period*

Causeway Emerging Markets Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,144.50	1.35%	$7.20

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.21	1.35%	$6.78

Causeway Emerging Markets Fund

Actual Fund Return
Investor Class	$1,000.00	$1,144.40	1.55%	$8.31

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.18	1.55%	$7.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Causeway Emerging Markets Fund

Notes

Notes

Investment Adviser:
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Distributor:
SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
To Obtain More Information:
Call 1-866-947-7000 or visit us online at www.causewayfunds.com
This material must be preceded or accompanied by a current prospectus.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.
CCM-SA-004-0300
Causeway Emerging Markets Fund

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President
Date: June 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: June 6, 2011

By (Signature and Title)*	/s/ Michael Lawson

Michael Lawson, Treasurer
Date: June 6, 2011